EXHIBIT 99.1

KILROY
REALTY

CORPORATION

First Quarter 2002 Supplemental Financial Report

Some of the enclosed information presented is forward-looking in nature, including information concerning development timing and investment amounts. Although the information is based on Kilroy Realty Corporation’s current expectations, actual results could vary from expectations stated here. Numerous factors will affect Kilroy Realty Corporation’s actual results, some of which are beyond its control. These include the timing and strength of regional economic growth, the strength of commercial and industrial real estate markets, competitive market conditions, future interest rate levels and capital market conditions. You are cautioned not to place undue reliance on this information, which speaks only as of the date of this report. Kilroy Realty Corporation assumes no obligation to update publicly any forward-looking information, whether as a result of new information, future events or otherwise. For a discussion of important risks related to Kilroy Realty Corporation’s business, and an investment in its securities, including risks that could cause actual results and events to differ materially from results and events referred to in the forward-looking information, see the discussion under the caption “Business Risks” in Kilroy Realty Corporation’s annual report on Form 10-K for the year ended December 31, 2001. In light of these risks, uncertainties and assumptions, the forward-looking events contained in this supplement information might not occur.

KILROY REALTY CORPORATION
First Quarter 2002 Supplemental Financial Report

Financial Highlights
(unaudited, $ in thousands, except per share amounts)

	Three Months Ended March 31,
	2002		2001		% Change
INCOME ITEMS:
Revenues	$52,635		$50,367		4.5%
Net Operating Income	40,416		38,922		3.8%
Net Income	13,507		6,426		110.2%
Operating Earnings (1)	15,017		8,358		79.7%
Funds From Operations	27,153		21,876		24.1%
Funds Available for Distribution	26,368		19,532		35.0%

Net Income per share—diluted	$0.49		$0.24		104.2%

Operating Earnings per share—diluted	$0.49		$0.27		81.5%
Funds From Operations per share—diluted	$0.89		$0.72		23.6%
Funds Available for Distribution per share—diluted	$0.86		$0.64		34.4%

Dividend per share	$0.495		$0.480		3.1%

RATIOS:
Interest Coverage Ratio (2)	4.3	x	3.3	x
Fixed Charge Coverage Ratio (3)	3.2	x	2.5	x
FFO Payout Ratio (4)	55.8%		66.4%		(10.6%)
FAD Payout Ratio (5)	57.5%		74.4%		(16.9%)

	Mar. 31, 2002	Dec. 31, 2001	% Change
ASSETS:
Investments in Real Estate before Depreciation	$1,661,622	$1,600,994	3.8%
Total Assets	1,506,491	1,457,229	3.4%

CAPITALIZATION:
Total Debt	$741,186	$714,587	3.7%
Total Preferred Stock (6)	155,000	155,000	—
Total Market Equity Value (6)	903,565	800,894	12.8%
Total Market Capitalization (6)	1,799,751	1,670,481	7.7%
Total Debt/Total Market Capitalization	41.2%	42.8%	(1.6%)
Total Debt and Preferred/Total Market Capitalization	49.8%	52.1%	(2.3%)

(1)	Excludes effect of 2001 charge for cumulative effect of change in accounting principal of approximately $1.4 million.
(2)	Calculated as income from operations before interest expense and depreciation and amortization divided by interest expense.
(3)	Calculated as income from operations before interest expense and depreciation and amortization divided by interest expense and current year paid and accrued preferred dividends.
(4)	Calculated as current year dividends paid and accrued to common shareholders divided by Funds From Operations.
(5)	Calculated as current year dividends paid and accrued to common shareholders divided by Funds Available for Distribution.
(6)	See “Capital Structure” on page 15.

KILROY REALTY CORPORATION
First Quarter 2002 Supplemental Financial Report

Consolidated Balance Sheets
(unaudited, $ in thousands)

	March 31, 2002	December 31, 2001
ASSETS:
Land and improvements	$277,842	$269,366
Buildings and improvements	1,179,214	1,140,499
Undeveloped land and construction in progress	204,566	191,129

Total investment in real estate	1,661,622	1,600,994
Accumulated depreciation and amortization	(248,702)	(241,665)

Investment in real estate, net	1,412,920	1,359,329

Cash and cash equivalents	10,432	16,487
Restricted cash	5,984	5,413
Tenant receivables, net	30,051	32,151
Deferred financing and leasing costs, net	42,208	37,068
Prepaid expenses and other assets	4,896	6,781

TOTAL ASSETS	$1,506,491	$1,457,229

LIABILITIES AND STOCKHOLDERS’ EQUITY:
Liabilities:
Secured debt	$457,186	$459,587
Unsecured line of credit	284,000	155,000
Unsecured term facility		100,000
Accounts payable, accrued expenses and other liabilities	49,745	53,879
Accrued distributions	15,163	14,634
Rents received in advance and tenant security deposits	15,155	15,955

Total liabilities	821,249	799,055

Minority Interests:
8.075% Series A Cumulative Redeemable Preferred unitholders	73,716	73,716
9.375% Series C Cumulative Redeemable Preferred unitholders	34,464	34,464
9.250% Series D Cumulative Redeemable Preferred unitholders	44,321	44,321
Common unitholders of the Operating Partnership	74,477	49,176
Minority interest in Development LLCs		15,869

Total minority interests	226,978	217,546

Stockholders’ Equity:
Common stock	275	274
Additional paid-in capital	494,354	479,295
Distributions in excess of earnings	(33,305)	(33,163)
Accumulated net other comprehensive loss	(3,060)	(5,778)

Total stockholders’ equity	458,264	440,628

TOTAL LIABILITIES & STOCKHOLDERS’ EQUITY	$1,506,491	$1,457,229

KILROY REALTY CORPORATION
First Quarter 2002 Supplemental Financial Report

Consolidated Statements of Operations
(unaudited, $ in thousands, except per share amounts)

	Three Months Ended March 31,
	2002	2001	% Change
REVENUES:
Rental income	$45,295	$44,379	2.1%
Tenant reimbursements	5,618	5,520	1.8%
Interest income	285	436	(34.6%)
Other income	1,437	32	4390.6%

Total revenues	52,635	50,367	4.5%

EXPENSES:
Property expenses	7,701	6,982	10.3%
Real estate taxes	3,850	3,635	5.9%
General and administrative expenses	2,968	3,089	(3.9%)
Ground leases	383	392	(2.3%)
Interest expense	9,359	10,791	(13.3%)
Depreciation and amortization	12,866	13,611	(5.5%)

Total expenses	37,127	38,500	(3.6%)

INCOME FROM OPERATIONS	15,508	11,867	30.7%
Net gains on dispositions of operating properties		305	(100.0%)

INCOME BEFORE MINORITY INTERESTS AND CUMULATIVE EFFECT OF CHANGE IN ACCOUNTING PRINCIPLE	15,508	12,172	27.4%

MINORITY INTERESTS:
Distributions on Cumulative Redeemable Preferred units	(3,375)	(3,375)	0.0%
Minority interest in earnings of Operating Partnership	(1,510)	(845)	78.7%
Recognition of previously reserved Development LLC preferred return	3,908		100.0%
Minority interest in earnings of Development LLCs	(1,024)	(134)	664.2%

Total minority interests	(2,001)	(4,354)	(54.0%)

NET INCOME BEFORE CUMULATIVE EFFECT OF CHANGE IN ACCOUNTING PRINCIPLE	13,507	7,818	72.8%
CUMULATIVE EFFECT OF CHANGE IN ACCOUNTING PRINCIPLE		(1,392)	100.0%

NET INCOME	$13,507	$6,426	110.2%

Weighted average shares outstanding—basic	27,256	26,713
Weighted average shares outstanding—diluted	27,550	26,971
NET INCOME PER COMMON SHARE:
Net Income per common share—basic	$0.50	$0.24	108.3%

Net Income per common share—diluted	$0.49	$0.24	104.2%

KILROY REALTY CORPORATION
First Quarter 2002 Supplemental Financial Report

Operating Earnings, Funds From Operations and Funds Available for Distribution
(unaudited, $ in thousands, except per share amounts)

	Three Months Ended March 31,
	2002	2001	% Change
OPERATING EARNINGS:
Net income	$13,507	$6,426	110.2%
Adjustments:
Minority interest in earnings of Operating Partnership	1,510	845	78.7%
Net gains on dispositions of operating properties		(305)	100.0%
Cumulative effect of change in accounting principle		1,392	(100.0%)

Operating Earnings	$15,017	$8,358	79.7%

Weighted average common shares/units outstanding—basic	30,317	30,225
Weighted average common shares/units outstanding—diluted	30,611	30,484

Operating Earnings per common share/unit—basic	$0.50	$0.28	78.6%

Operating Earnings per common share/unit—diluted	$0.49	$0.27	81.5%

FUNDS FROM OPERATIONS:
Operating Earnings	$15,017	$8,358	79.7%
Adjustments:
Depreciation and amortization	12,136	12,970	(6.4%)
Non-cash amortization of restricted stock grants (1)		548	(100.0%)

Funds From Operations	$27,153	$21,876	24.1%

FFO per common share/unit—basic	$0.90	$0.72	25.0%

FFO per common share/unit—diluted	$0.89	$0.72	23.6%

FUNDS AVAILABLE FOR DISTRIBUTION:
Funds From Operations	$27,153	$21,876	24.1%
Adjustments:
Amortization of deferred financing costs	778	381	104.2%
Tenant improvements, leasing commissions and recurring capital expenditures	(335)	(1,011)	(66.9%)
Net effect of straight-line rents	(1,228)	(1,714)	(28.4%)

Funds Available for Distribution	$26,368	$19,532	35.0%

FAD per common share/unit—basic	$0.87	$0.65	33.8%

FAD per common share/unit—diluted	$0.86	$0.64	34.4%

(1)	Commencing January 1, 2002, non-cash amortization of restricted stock grants is not added back to calculate Funds From Operations.

KILROY REALTY CORPORATION
First Quarter 2002 Supplemental Financial Report

Financial Results Excluding Impact of Recognition of
Previously Reserved Development LLC Preferred Return
(unaudited, $ in thousands, except per share amounts)

	Three Months Ended March 31,
	2002	2001	% Change
OPERATING EARNINGS:
Operating Earnings as Reported	$15,017	$8,358	79.7%
Recognition of previously reserved Development LLC preferred return	(3,908)

Operating Earnings excluding impact of preferred return	$11,109	$8,358	32.9%

Weighted average common shares/units outstanding—diluted	30,611	30,484
Adjusted Operating Earnings per common share/unit—diluted	$0.36	$0.27	33.3%

FUNDS FROM OPERATIONS:
Funds From Operations As Reported	$27,153	$21,876	24.1%
Recognition of previously reserved Development LLC preferred return	(3,908)

FFO excluding impact of preferred return	$23,245	$21,876	6.3%

Adjusted FFO per common share/unit—diluted	$0.76	$0.72	5.6%

FUNDS AVAILABLE FOR DISTRIBUTION:
Funds Available for Distribution as Reported	$26,368	$19,532	35.0%
Recognition of previously reserved Development LLC preferred return	(3,908)

FAD excluding impact of preferred return	$22,460	$19,532	15.0%

Adjusted FAD per common share/unit—diluted	$0.73	$0.64	14.1%

RATIOS:
Interest Coverage Ratio	3.9x	3.3x
Fixed Charge Coverage Ratio	2.9x	2.5x
FFO Payout Ratio	65.2%	66.4%	(1.2%)
FAD Payout Ratio	67.5%	74.4%	(6.9%)

KILROY REALTY CORPORATION
First Quarter 2002 Supplemental Financial Report

Net Operating Income Breakdown

As of March 31, 2002(1)
% OF TOTAL NOI BY PRODUCT TYPE:
Office:
Los Angeles	33.1%
Orange County	4.1%
San Diego	35.2%
Other	5.5%

Subtotal	77.9%

Industrial:
Los Angeles	3.1%
Orange County	17.8%
Other	1.2%

Subtotal	22.1%

% OF TOTAL NOI BY REGION:
Los Angeles	36.2%
Orange County	21.9%
San Diego	35.2%
Other	6.7%

Total	100.0%

(1)	Based on Net Operating Income for the quarter ended March 31, 2002.

KILROY REALTY CORPORATION
First Quarter 2002 Supplemental Financial Report

Same Store Analysis(1)
($ in thousands)

	Three Months Ended March 31,
	2002	2001	$ Change	% Change
TOTAL SAME STORE PORTFOLIO
Operating Revenues:
Rental income	$40,071	$39,905	$166	0.4%
Tenant reimbursements	4,885	4,690	195	4.2%
Other income	1,321	111	1,210	1090.1%

Total operating revenues	46,277	44,706	1,571	3.5%

Operating Expenses:
Property expenses	6,452	6,150	302	4.9%
Real estate taxes	3,374	3,225	149	4.6%
Ground leases	333	332	1	0.3%

Total operating expenses	10,159	9,707	452	4.7%

Net Operating Income	$36,118	$34,999	$1,119	3.2%

(1)	Same store defined as all stabilized properties owned at January 1, 2001 and still owned at March 31, 2002.

KILROY REALTY CORPORATION
First Quarter 2002 Supplemental Financial Report

Stabilized and Renovation Portfolio and Occupancy Overview
	# of Buildings	Square Feet			Occupancy at:
		Total	Leased	Available	3/31/2002	12/31/2001	12/31/2000
STABILIZED PORTFOLIO:
OCCUPANCY BY PRODUCT TYPE:
Office:
Los Angeles	31	3,177,788	2,666,511	511,277	83.9%	88.1%	97.3%
Orange County	12	546,850	490,345	56,505	89.7%	89.7%	73.6%
San Diego	39	2,922,514	2,853,604	68,910	97.6%	100.0%	100.0%
Other	6	709,575	695,996	13,579	98.1%	99.0%	98.2%

Subtotal	88	7,356,727	6,706,456	650,271	91.2%	93.9%	96.2%

Industrial:
Los Angeles	7	554,490	553,068	1,422	99.7%	99.4%	99.8%
Orange County	52	4,236,038	4,161,940	74,098	98.3%	98.3%	97.1%
Other	2	295,417	295,417	—	100.0%	100.0%	100.0%

Subtotal	61	5,085,945	5,010,425	75,520	98.5%	98.5%	97.8%

OCCUPANCY BY REGION:
Los Angeles	38	3,732,278	3,219,579	512,699	86.3%	89.8%	97.7%
Orange County	64	4,782,888	4,652,285	130,603	97.3%	97.3%	94.2%
San Diego	39	2,922,514	2,853,604	68,910	97.6%	100.0%	100.0%
Other	8	1,004,992	991,413	13,579	98.6%	99.3%	99.1%

TOTAL STABILIZED PORTFOLIO	149	12,442,672	11,716,881	725,791	94.2%	95.8%	97.0%

RENOVATION PORTFOLIO:
Office:
Orange County	1	78,016	—	78,016

TOTAL PORTFOLIO	150	12,520,688	11,716,881	803,807

AVERAGE OCCUPANCY—STABILIZED PORTFOLIO (1)				AVERAGE OCCUPANCY—SAME STORE PORTFOLIO
	Three Months Ended March 31,				Three Months Ended March 31,
	2002	2001	% Change		2002	2001	% Change
Office	91.8%	96.0%	(4.2%)	Office	93.3%	95.8%	(2.5%)
Industrial	98.5%	97.8%	0.7%	Industrial	98.5%	97.8%	0.7%

Total	94.6%	96.8%	(2.2%)	Total	95.6%	96.7%	(1.1%)

(1)	Represents the average occupancy for the properties in the stabilized portfolio for each period, respectively.

KILROY REALTY CORPORATION
First Quarter 2002 Supplemental Financial Report

Leasing Activity

Quarter-to-Date

					2nd Generation
	# of Leases(1)		Square Feet(1)		TI/LC Per Sq. Ft.	Maintenance Capex Per Sq. Ft. (2)	Changes in Rents (3)	Changes in Cash Rents (4)	Retention Rates (5)	Weighted Average Lease Term (Mo.)
	New	Renewal	New	Renewal
Office	4	13	95,881	130,979	$7.64	$0.00	(1.2%)	1.1%	30.4%	46
Industrial	9	7	121,574	94,475	$1.55	$0.00	0.5%	6.3%	43.9%	67

Total	13	20	217,455	225,454	$5.09	$0.00	(0.8%)	2.2%	34.9%	56

(1)	Includes first and second generation space, net of month-to-month leases. Excludes leasing on new construction. First generation space is defined as the space first leased by the Company.
(2)	Calculated over entire stabilized portfolio.
(3)	Calculated as the change between GAAP rents for new/renewed leases and the expiring GAAP rents for the same space.
(4)	Calculated as the change between stated rents for new/renewed leases and the expiring stated rents for the same space.
(5)	Calculated as the percentage of space either renewed or expanded into by existing tenants at lease expiration.

KILROY REALTY CORPORATION
First Quarter 2002 Supplemental Financial Report

Lease Expiration Schedule
($ in thousands)

Year of Expiration	# of Expiring Leases	Total Square Feet(1)		% of Total Leased Sq. Ft.	Annual Base Rent	Annual Rent per Sq. Ft.
OFFICE:
Remaining 2002	37	183,950		2.8%	$3,141	$17.08
2003	62	774,070		11.7%	12,922	16.69
2004	62	809,357		12.2%	18,106	22.37
2005	53	916,424		13.8%	16,312	17.80
2006	42	567,181		8.5%	13,715	24.18
2007	20	664,318		10.0%	12,166	18.31
2008	12	602,020		9.1%	17,469	29.02
2009	9	682,104		10.3%	16,154	23.68
2010	8	282,263		4.3%	8,184	28.99
2011 and beyond	16	1,145,408		17.3%	36,208	31.61

Subtotal	321	6,627,095		100.0%	$154,377	$23.29

INDUSTRIAL:
Remaining 2002	19	75,080		1.5%	$666	$8.87
2003	32	526,844		10.7%	3,449	6.55
2004	25	550,375		11.2%	4,103	7.45
2005	17	766,832		15.6%	5,849	7.63
2006	10	590,638		12.0%	4,775	8.08
2007	8	337,006		6.9%	2,820	8.37
2008	5	752,946		15.3%	6,066	8.06
2009	7	505,976		10.3%	3,654	7.22
2010	2	70,101		1.4%	596	8.50
2011 and beyond	6	745,226		15.1%	7,875	10.57

Subtotal	131	4,921,024		100.0%	$39,853	$8.10

TOTAL PORTFOLIO:
Remaining 2002	56	259,030		2.2%	$3,807	$14.70
2003	94	1,300,914		11.3%	16,371	12.58
2004	87	1,359,732		11.8%	22,209	16.33
2005	70	1,683,256		14.6%	22,161	13.17
2006	52	1,157,819		10.0%	18,490	15.97
2007	28	1,001,324		8.7%	14,986	14.97
2008	17	1,354,966		11.7%	23,535	17.37
2009	16	1,188,080		10.3%	19,808	16.67
2010	10	352,364		3.0%	8,780	24.92
2011 and beyond	22	1,890,634		16.4%	44,083	23.32

Total	452	11,548,119	(1)	100.0%	$194,230	$16.82

(1)	Excludes space leased under month-to-month leases and vacant space at March 31, 2002.

KILROY REALTY CORPORATION
First Quarter 2002 Supplemental Financial Report

2002 Dispositions
($ in thousands)

Project	Location	Type	Month of Disposition	Square Feet	Sales Price
1st QUARTER:
NONE

TOTAL YEAR-TO-DATE DISPOSITIONS

KILROY REALTY CORPORATION
First Quarter 2002 Supplemental Financial Report

Stabilized Development
($ in thousands)

Project	Location	Type	Start Date	Completion Date	Rentable Square Feet	Total Est. Investment	% Occupied
1st QUARTER:
Innovation Corporate Center— Lot 12	San Diego, CA	Office	2Q 2000	2Q 2001	70,617	$15,625	100%
Sorrento Gateway— Lot 4	San Diego, CA	Office	2Q 2001	1Q 2002	60,662	16,667	100%

Subtotal					131,279	32,292	100%

TOTAL YEAR-TO-DATE DISPOSITIONS					131,279	$32,292	100%

Some of the enclosed information presented is forward-looking in nature, including information concerning development timing and investment amounts. Although the information is based on Kilroy Realty Corporation’s current expectations, actual results could vary from expectations stated here. Numerous factors will affect Kilroy Realty Corporation’s actual results, some of which are beyond its control. These include the timing and strength of regional economic growth, the strength of commercial and industrial real estate markets, competitive market conditions, future interest rate levels and capital market conditions. You are cautioned not to place undue reliance on this information, which speaks only as of the date of this report. Kilroy Realty Corporation assumes no obligation to update publicly any forward-looking information, whether as a result of new information, future events or otherwise. For a discussion of important risks related to Kilroy Realty Corporation’s business, and an investment in its securities, including risks that could cause actual results and events to differ materially from results and events referred to in the forward-looking information, see the discussion under the caption”Business Risks” in Kilroy Realty Corporation’s annual report on Form 10-K for the year ended December 31, 2001. In light of these risks, uncertainties and assumptions, the forward-looking events contained contained in this supplement information might not occur.

KILROY REALTY CORPORATION
First Quarter 2002 Supplemental Financial Report

In-Process and Committed Development Projects
($ in thousands)

Project	Location	Type	Estimated Construction Period		Est. Stabilization Date(1)	Rentable Square Feet	Total Estimated Investment	% Leased	% LOI	% Committed (2)
			Start Date	Compl. Date
PROJECTS IN LEASE-UP:
Calabasas Park Centre— Phase II(3)	Calabasas, CA	Office	2Q 2000	2Q 2001	2Q 2002	98,706	$22,026	89%	7%	96%
Innovation Corporate Center—Lot 8	San Diego, CA	Office	2Q 2000	2Q 2001	2Q 2002	46,759	9,401	51%	0%	51%
Pacific Corporate Center—Lots 25 & 27(4)	San Diego, CA	Office	2Q 2001	4Q 2001	2Q 2002	68,400	18,005	100%	0%	100%

Subtotal						213,865	$49,432	85%	3%	88%

PROJECTS UNDER CONSTRUCTION:
Brobeck, Phleger & Harrison Expansion	Del Mar, CA	Office	3Q 2001	3Q 2002	3Q 2002	89,168	$22,490	100%	0%	100%
Imperial & Sepulveda	El Segundo, CA	Office	1Q 2001	3Q 2002	2Q 2003	133,678	40,471	0%	0%	0%
Peregrine Systems Corporate Ctr-Bld 4	Del Mar, CA	Office	3Q 2001	3Q 2002	2Q 2003	114,780	28,324	100%	0%	100%
Westside Media Center—Phase III	West LA, CA	Office	4Q 2000	2Q 2002	2Q 2003	151,000	56,404	0%	0%	0%

Subtotal						488,626	$147,689	42%	0%	42%

TOTAL PROJECTS IN LEASE UP AND UNDER CONSTRUCTION						702,491	$197,121	55%	1%	56%

COMMITTED DEVELOPMENT:
San Diego Corporate Center	Del Mar, CA	Office	2Q 2002	3Q 2003	3Q 2004	208,961	65,456	84%	0%	84%

Subtotal						207,842	$65,456	87%	0%	87%

TOTAL IN-PROCESS AND COMMITTED DEVELOPMENT PROJECTS:						911,452	$262,577	61%	1%	62%

(1)	Based on management’s estimation of the earlier of stabilized occupancy (95%) or one year from the date of substantial completion.
(2)	Includes executed leases and signed letters of intent, calculated on a square footage basis.
(3)	This project was added to the Company’s stabilized portfolio in April 2002.
(4)	This project is 100% leased to one tenant. It is expected that the tenant will take occupancy of 100% of the space in the second quarter of 2002.

Some of the enclosed information presented is forward-looking in nature, including information concerning development timing and investment amounts. Although the information is based on Kilroy Realty Corporation’s current expectations, actual results could vary from expectations stated here. Numerous factors will affect Kilroy Realty Corporation’s actual results, some of which are beyond its control. These include the timing and strength of regional economic growth, the strength of commercial and industrial real estate markets, competitive market conditions, future interest rate levels and capital market conditions. You are cautioned not to place undue reliance on this information, which speaks only as of the date of this report. Kilroy Realty Corporation assumes no obligation to update publicly any forward-looking information, whether as a result of new information, future events or otherwise. For a discussion of important risks related to Kilroy Realty Corporation’s business, and an investment in its securities, including risks that could cause actual results and events to differ materially from results and events referred to in the forward-looking information, see the discussion under the caption “Business Risks” in Kilroy Realty Corporation’s annual report on Form 10-K for the year ended December 31, 2001. In light of these risks, uncertainties and assumptions the forward-looking events contained in this supplemental information might not occur.

KILROY REALTY CORPORATION
First Quarter 2002 Supplemental Financial Report

Future Development Pipeline
($ in thousands)

Project	Location	Type	Rentable Square Feet	Total Estimated Investment
SAN DIEGO COUNTY:
Innovation Corporate Center—Lot 2	San Diego, CA	Office	51,187	$10,101
Innovation Corporate Center—Lot 4	San Diego, CA	Office	75,000	13,701
Innovation Corporate Center—Lot 9	San Diego, CA	Office	65,867	12,408
Innovation Corporate Center—Lot 10	San Diego, CA	Office	37,405	7,882
Pacific Corporate Center—Lots 3, 4 & 6	San Diego, CA	Office	225,000	47,722
Pacific Corporate Center—Lot 8	San Diego, CA	Office	116,157	25,006
Santa Fe Summit—Phase I	San Diego, CA	Office	150,000	33,817
Santa Fe Summit—Phase II	San Diego, CA	Office	150,000	34,360
Sorrento Gateway—Lot 1	San Diego, CA	Office	61,000	17,089
Sorrento Gateway—Lot 2	San Diego, CA	Office	80,000	24,006
Sorrento Gateway—Lot 3	San Diego, CA	Office	60,000	18,497
Sorrento Gateway—Lot 7	San Diego, CA	Office	57,000	18,605

Subtotal			1,128,616	$263,194

TOTAL FUTURE DEVELOPMENT PIPELINE			1,128,616	$263,194

Some of the enclosed information presented is forward-looking in nature, including information concerning development timing and investment amounts. Although the information is based on Kilroy Realty Corporation’s current expectations, actual results could vary from expectations stated here. Numerous factors will affect Kilroy Realty Corporation’s actual results, some of which are beyond its control. These include the timing and strength of regional economic growth, the strength of commercial and industrial real estate markets, competitive market conditions, future interest rate levels and capital market conditions. You are cautioned not to place undue reliance on this information, which speaks only as of the date of this report. Kilroy Realty Corporation assumes no obligation to update publicly any forward-looking information, whether as a result of new information, future events or otherwise. For a discussion of important risks related to Kilroy Realty Corporation’s business and an investment in its securities, including risks that could cause actual results and events to differ materially from results and events referred to in the forward-looking information, see the discussion under the caption “Business Risks” in Kilroy Realty Corporation’s annual report on Form 10-K for the year ended December 31, 2001. In light of these risks, uncertainties and assumptions, the forward-looking events contained in this supplement information might not occur.

KILROY REALTY CORPORATION
First Quarter 2002 Supplemental Financial Report

Capital Structure
At March 31, 2002
($ in thousands)

	Shares/Units at March 31, 2002	Aggregate Principal Amount or $ Value Equivalent	% of Total Market Capitalization
DEBT:
Secured Debt		$457,186	25.4%
Unsecured Line of Credit		284,000	15.8%

Total Debt		$741,186	41.2%

EQUITY:
8.075% Series A Cumulative Redeemable Preferred Units (1)	1,500,000	$75,000	4.2%
9.375% Series C Cumulative Redeemable Preferred Units (1)	700,000	35,000	1.9%
9.250% Series D Cumulative Redeemable Preferred Units (1)	900,000	45,000	2.5%
Common Units Outstanding (2)	4,458,022	125,760	7.0%
Common Shares Outstanding (2)	27,571,948	777,805	43.2%

Total Equity		$1,058,565	58.8%

TOTAL MARKET CAPITALIZATION		$1,799,751	100.0%

(1)	Value based on $50.00 per share liquidation preference.
(2)	Valued based on closing share price of $28.21 at March 31, 2002.

KILROY REALTY CORPORATION
First Quarter 2002 Supplemental Financial Report

Debt Analysis
At March 31, 2002
($ in thousands)

SECURED DEBT PRINCIPAL REPAYMENT SCHEDULE

2002	2003	2004	2005	2006	Thereafter	Total
$5,305	$95,335	$28,636	$88,933	$37,084	$201,893	$457,186

TOTAL DEBT COMPOSITION

	% of Total Debt	Weighted Average
		Interest Rate	Maturity
Secured vs. Unsecured Debt:
Secured Debt	61.7%	6.5%	6.0
Unsecured Debt	38.3%	5.3%	3.0
Floating vs. Fixed Rate Debt:
Fixed Rate Debt (1),(2),(4)	70.8%	7.1%	5.7
Floating Rate Debt (3)	29.2%	3.5%	2.8

Total Debt		6.1%	4.9

UNSECURED LINE OF CREDIT

Total Line	Outstanding Balance	Expiration Date
$425,000	$284,000	March 2005

CAPITALIZED INTEREST

Quarter-to-Date	Year-to-Date
$3.8	$3.8

(1)	The Company currently has an interest-rate swap agreement, which expires in November 2002, to fix LIBOR on $150 million of its floating rate debt at 5.48%.
(2)	The Company currently has an interest-rate swap agreement, which expires in January 2005, to fix LIBOR on $50 million of its floating rate debt at 4.46%.
(3)	The Company currently has interest-rate cap agreements, which expire in January 2005, to cap LIBOR on $100 million of its floating rate debt at 4.25%.
(4)
The percentage of fixed rate debt to total debt does not take into consideration the portion of floating rate debt capped by the Company’s interest-rate cap agreements. Including the effects of the interest-rate cap agreements, the Company had fixed or capped approximately 84.3% of its total outstanding debt at March 31, 2002.